EXHIBIT 99.1
GENERAL ELECTRIC COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
On November 17, 2015, General Electric Company (the "Company" or "GE") completed the previously announced split-off of Synchrony Financial ("Synchrony") through which the Company accepted 671,366,809 shares of GE common stock from its shareholders in exchange for 705,270,833 shares of Synchrony stock that it owned (the "Exchange"). As a result, Synchrony's historical results will be reported in GE's consolidated financial statements as discontinued operations and in subsequent periods GE's consolidated financial statements will no longer reflect the assets, liabilities, results of operations or cash flows attributable to Synchrony.
The following unaudited pro forma condensed consolidated statement of financial position of GE as of September 30, 2015 is presented as if the Exchange and related events, as described in the notes to these unaudited pro forma condensed consolidated financial statements, had occurred at September 30, 2015. The unaudited pro forma condensed consolidated statements of earnings for the nine months ended September 30, 2015 and 2014, and each of the years ended December 31, 2014, 2013 and 2012, are presented as if such events had occurred on January 1, 2012. The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of GE and Synchrony for each period presented and in the opinion of GE management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made.
These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial condition that would have been achieved had the Exchange and related events been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with the following:

GE's audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2014, and Management's Discussion and Analysis included in GE's Annual Report on Form 10-K for the year ended December 31, 2014 as updated by GE's Current Report on Form 8-K filed August 7, 2015.


GE's unaudited consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2015, and Management's Discussion and Analysis included in GE's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.


Synchrony's audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2014, and Management's Discussion and Analysis included in Synchrony's Annual Report on Form 10-K for the year ended December 31, 2014.


Synchrony's unaudited consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2015, and Management's Discussion and Analysis included in Synchrony's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

	Synchrony's Registration Statement on Form S-4 filed October 19, 2015.
	Synchrony's Amendment No. 1 to Registration Statement on Form S-4 filed November 3, 2015.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Financial Position
At September 30, 2015

	General
	Electric
	Company	Deconsolidation		Effects of the
(In millions, except share amounts)	Historical	Synchrony	Adjustments	Exchange	Pro Forma
Assets
Cash and equivalents	$99,086	$(12,271)	$-	$-	$86,815
Investment securities	36,933	(3,596)	-	-	33,337
Current receivables	22,332	-	-	-	22,332
Inventories	19,285	-	-	-	19,285
Financing receivables – net	72,353	(60,149)	-	-	12,204
Other GECC receivables	6,280	(163)	-	-	6,117
Property, plant and equipment – net	50,704	(153)	-	-	50,551
Investment in Synchrony	-	-	16,589	(16,589)	-
Goodwill	61,660	(951)	(7,659)	-	53,050
Other intangible assets – net	13,618	(646)	-	-	12,972
All other assets	45,793	(739)	-	-	45,054
Financing receivables held for sale	22,832	-	-	-	22,832
Deferred income taxes	176	(642)	466	-	-
Assets of businesses held for sale	8,309	-	-	-	8,309
Assets of discontinued operations	121,949	-	-	-	121,949
Total assets	$581,310	$(79,310)	$9,396	$(16,589)	$494,807

Liabilities and equity
Short-term borrowings	$46,495	$-	$-	$-	$46,495
Accounts payable, principally trade accounts	11,762	(254)	-	-	11,508
Progress collections and price adjustments accrued	11,247	-	-	-	11,247
Dividends payable	2,324	-	-	-	2,324
Other GE current liabilities	12,624	(120)	-	102	12,606
Non-recourse borrowings of consolidated securitization entities	16,225	(13,640)	-	-	2,585
Bank deposits	48,656	(40,548)	-	-	8,108
Long-term borrowings	180,011	(10,240)	-	-	169,771
Investment contracts, insurance liabilities and insurance annuity benefits	26,135	-	-	-	26,135
All other liabilities	60,685	(2,347)	(217)	-	58,121
Deferred income taxes	-	-	107	-	107
Liabilities of businesses held for sale	1,384	-	-	-	1,384
Liabilities of discontinued operations	43,768	-	-	-	43,768
Total liabilities	461,317	(67,149)	(110)	102	394,160

Common stock (10,109,239,000 and 9,437,872,191 shares outstanding
for GE Historical and Pro Forma, respectively)	702	-	-	-	702
Accumulated other comprehensive income (loss) – net attributable to GE
Investment securities	561	1	(1)	1	562
Currency translation adjustments	(5,281)	19	(19)	22	(5,259)
Cash flow hedges	(174)	-	-	-	(174)
Benefit plans	(12,089)	1	134	1	(11,953)
Other capital	32,760	(9,141)	9,141	-	32,760
Retained earnings	135,932	(3,041)	3,041	3,668	139,600
Less common stock held in treasury	(41,207)	-	-	(20,383)	(61,590)
Total GE shareowners' equity	111,204	(12,161)	12,296	(16,691)	94,648
Noncontrolling interests	8,788	-	(2,790)	-	5,998
Total equity	119,993	(12,161)	9,506	(16,691)	100,647
Total liabilities and equity	$581,310	$(79,310)	$9,396	$(16,589)	$494,807

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the nine months ended September 30, 2015

	General
	Electric
	Company	Deconsolidation		Effects of the
(In millions; per-share amounts in dollars)	Historical	Synchrony	Adjustments	Exchange	Pro Forma

Revenues and other income
Sales of goods	$53,003	$-	$-	$-	$53,003
Sales of services	22,263	-	-	-	22,263
Other income	1,092	-	-	-	1,092
GECC revenues from services	16,373	(8,034)	-	-	8,339
Total revenues and other income	92,731	(8,034)	-	-	84,697

Costs and expenses
Costs of goods sold	42,748	-	-	-	42,748
Cost of services sold	14,690	-	-	-	14,690
Interest and other financial charges	3,976	(839)	-	-	3,137
Investment contracts, insurance losses and insurance annuity benefits	1,952	-	-	-	1,952
Provision for losses on financing receivables	4,636	(2,129)	-	-	2,507
Other costs and expenses	19,125	(2,403)	-	-	16,722
Total costs and expenses	87,127	(5,371)	-	-	81,756

Earnings (loss) from continuing operations
before income taxes	5,604	(2,663)	-	-	2,941
Benefit (provision) for income taxes	(7,466)	1,008	-	-	(6,458)

Earnings (loss) from continuing operations	(1,862)	(1,655)	-	-	(3,517)
Less net earnings (loss) attributable to noncontrolling interests	229	(257)	-	-	(28)
Earnings (loss) from continuing operations attributable
to GE common shareowners	$(2,091)	$(1,398)	$-	$-	$(3,489)

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(0.21)				$(0.37)
Basic earnings (loss) per share	$(0.21)				$(0.37)

Average equivalent shares
Diluted	10,085			(671)	9,414
Basic	10,085			(671)	9,414

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the nine months ended September 30, 2014

	General
	Electric
	Company	Deconsolidation		Effects of the
(In millions; per-share amounts in dollars)	Historical	Synchrony	Adjustments	Exchange	Pro Forma

Revenues and other income
Sales of goods	$53,894	$-	$-	$-	$53,894
Sales of services	21,945	-	-	-	21,945
Other income	792	-	-	-	792
GECC revenues from services	17,964	(7,428)	100	-	10,636
Total revenues and other income	94,595	(7,428)	100	-	87,267

Costs and expenses
Costs of goods sold	43,600	-	-	-	43,600
Cost of services sold	14,668	-	-	-	14,668
Interest and other financial charges	3,975	(632)	100	-	3,443
Investment contracts, insurance losses and insurance annuity benefits	1,940	-	-	-	1,940
Provision for losses on financing receivables	2,693	(2,120)	-	-	573
Other costs and expenses	18,744	(2,043)	-	-	16,701
Total costs and expenses	85,620	(4,795)	100	-	80,925

Earnings (loss) from continuing operations
before income taxes	8,975	(2,633)	-	-	6,342
Benefit (provision) for income taxes	(1,034)	988	-	-	(46)

Earnings (loss) from continuing operations	7,941	(1,645)	-	-	6,296
Less net earnings (loss) attributable to noncontrolling interests	(75)	(50)	-	-	(125)
Earnings (loss) from continuing operations attributable
to GE common shareowners	$8,016	$(1,595)	$-	$-	$6,421

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$0.79				$0.68
Basic earnings (loss) per share	$0.80				$0.68

Average equivalent shares
Diluted	10,121			(671)	9,450
Basic	10,042			(671)	9,371

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2014

	General
	Electric
	Company	Deconsolidation		Effects of the
(In millions; per-share amounts in dollars)	Historical	Synchrony	Adjustments	Exchange	Pro Forma

Revenues and other income
Sales of goods	$76,569	$-	$-	$-	$76,569
Sales of services	30,190	-	-	-	30,190
Other income	778	-	-	-	778
GECC revenues from services	24,671	(10,145)	108	-	14,634
Total revenues and other income	132,208	(10,145)	108	-	122,171

Costs and expenses
Costs of goods sold	61,257	-	-	-	61,257
Cost of services sold	20,054	-	-	-	20,054
Interest and other financial charges	5,334	(913)	108	-	4,529
Investment contracts, insurance losses and insurance annuity benefits	2,548	-	-	-	2,548
Provision for losses on financing receivables	3,623	(2,917)	-	-	706
Other costs and expenses	25,238	(2,835)	-	-	22,403
Total costs and expenses	118,054	(6,665)	108	-	111,497

Earnings (loss) from continuing operations
before income taxes	14,154	(3,480)	-	-	10,674
Benefit (provision) for income taxes	(1,508)	1,305	-	-	(203)

Earnings (loss) from continuing operations	12,646	(2,175)	-	-	10,471
Less net earnings (loss) attributable to noncontrolling interests	112	(132)	-	-	(20)
Earnings (loss) from continuing operations attributable
to GE common shareowners	$12,534	$(2,043)	$-	$-	$10,491

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.24				$1.11
Basic earnings (loss) per share	$1.25				$1.12

Average equivalent shares
Diluted	10,123			(671)	9,452
Basic	10,045			(671)	9,374

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2013

	General
	Electric
	Company	Deconsolidation		Effects of the
(In millions; per-share amounts in dollars)	Historical	Synchrony	Adjustments	Exchange	Pro Forma

Revenues and other income
Sales of goods	$71,873	$-	$-	$-	$71,873
Sales of services	28,669	-	-	-	28,669
Other income	3,108	-	-	-	3,108
GECC revenues from services	25,336	(9,305)	222	-	16,253
Total revenues and other income	128,986	(9,305)	222	-	119,903

Costs and expenses
Costs of goods sold	57,867	-	-	-	57,867
Cost of services sold	19,274	-	-	-	19,274
Interest and other financial charges	5,539	(732)	151	-	4,958
Investment contracts, insurance losses and insurance annuity benefits	2,676	-	-	-	2,676
Provision for losses on financing receivables	4,053	(3,073)	-	-	980
Other costs and expenses	26,154	(2,235)	71	-	23,990
Total costs and expenses	115,563	(6,040)	222	-	109,745

Earnings (loss) from continuing operations
before income taxes	13,423	(3,265)	-	-	10,158
Benefit (provision) for income taxes	(1,212)	1,208	-	-	(4)

Earnings (loss) from continuing operations	12,211	(2,057)	-	-	10,154
Less net earnings (loss) attributable to noncontrolling interests	298	-	-	-	298
Earnings (loss) from continuing operations attributable
to GE common shareowners	$11,913	$(2,057)	$-	$-	$9,856

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.16				$1.02
Basic earnings (loss) per share	$1.16				$1.03

Average equivalent shares
Diluted	10,289			(671)	9,618
Basic	10,222			(671)	9,551

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2012

	General
	Electric
	Company	Deconsolidation		Effects of the
(In millions; per-share amounts in dollars)	Historical	Synchrony	Adjustments	Exchange	Pro Forma

Revenues and other income
Sales of goods	$72,990	$-	$-	$-	$72,990
Sales of services	27,158	-	-	-	27,158
Other income	2,563	-	-	-	2,563
GECC revenues from services	25,180	(8,824)	206	-	16,562
Total revenues and other income	127,891	(8,824)	206	-	119,273

Costs and expenses
Costs of goods sold	56,785	-	-	-	56,785
Cost of services sold	17,525	-	-	-	17,525
Interest and other financial charges	6,442	(752)	146	-	5,836
Investment contracts, insurance losses and insurance annuity benefits	2,857	-	-	-	2,857
Provision for losses on financing receivables	3,224	(2,732)	-	-	492
Other costs and expenses	26,497	(1,868)	60	-	24,689
Total costs and expenses	113,330	(5,352)	206	-	108,184

Earnings (loss) from continuing operations
before income taxes	14,561	(3,472)	-	-	11,089
Benefit (provision) for income taxes	(2,526)	1,291	-	-	(1,235)

Earnings (loss) from continuing operations	12,035	(2,181)	-	-	9,854
Less net earnings (loss) attributable to noncontrolling interests	223	-	-	-	223
Earnings (loss) from continuing operations attributable
to GE common shareowners	$11,812	$(2,181)	$-	$-	$9,631

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.12				$0.97
Basic earnings (loss) per share	$1.12				$0.98

Average equivalent shares
Diluted	10,564			(671)	9,893
Basic	10,523			(671)	9,852

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1) DECONSOLIDATION OF SYNCHRONY

Prior to the completion of its initial public offering on August 5, 2014, Synchrony was an indirect wholly owned subsidiary of GE. Following the IPO, GE beneficially owned 705,270,833 shares of Synchrony common stock in the aggregate, representing approximately 84.6% of the outstanding shares of Synchrony common stock. The Exchange (as described below), is intended to qualify for tax-free treatment under section 355 of the Internal Revenue Code of 1986, as amended.

Synchrony's historical results will be reported in GE's consolidated financial statements as discontinued operations, and in subsequent periods GE's consolidated financial statements will no longer reflect the assets, liabilities, results of operations or cash flows attributable to Synchrony. The deconsolidation adjustments reflect (i) the reversal of the historical assets and liabilities and results of operations of Synchrony as recorded by GE, including the related tax impact, (ii) the reversal of consolidation entries and intercompany eliminations between Synchrony and subsidiaries of GE to present Synchrony as an unconsolidated subsidiary, (iii) the allocation of goodwill as a result of the completion of the Exchange and related events, (iv) the reclassification of remaining deferred income tax balances from assets to liabilities, and (v) the assumption of liabilities related to certain pension and retiree health plans. Not included in the pro forma results are anticipated savings due to costs that may be reduced or eliminated.

2) EXCHANGE AND SPLIT-OFF OF SYNCHRONY
On November 17, 2015, GE completed the previously announced split-off of Synchrony through which GE accepted 671,366,809 shares of GE common stock from its shareholders in exchange for 705,270,833 shares of Synchrony stock representing all the Synchrony stock that it owned.
These unaudited pro forma condensed consolidated financial statements reflect an exchange ratio of 1.0505 shares of Synchrony common stock for each share of GE common stock, which represents the ratio that was in effect following the official close of trading on the New York Stock Exchange ("NYSE") on November 12, 2015, and is calculated as the average GE price of $30.3454 per share divided by 93% of the average Synchrony price of $31.0620 per share, reflecting a discount of 7%. The average prices reflect the simple arithmetic average of the daily volume-weighted average prices ("VWAPs") of shares of GE common stock and Synchrony common stock on the NYSE during the three consecutive trading days ending on and including November 12, 2015. These unaudited pro forma condensed consolidated financial statements reflect the acceptance of 671,366,809 shares of GE common stock in exchange for the 705,270,833 shares of Synchrony common stock.

Shares of Synchrony common stock exchanged	705,270,833
Exchange ratio	1.0505
Total shares of GE common stock accepted	671,366,809

The 671,366,809 shares of GE common stock acquired in the Exchange have been reflected as treasury stock on the unaudited pro forma condensed consolidated statement of financial position. This transaction results in a pro forma one-time net gain to GE estimated as of September 30, 2015 to be approximately $3,668 million calculated as follows:

(In millions)

Fair value of GE common stock tendered (671,366,809 shares acquired at the GE closing price of	$20,383
$30.36 per share as of November 16, 2015)
GECC's carrying value in Synchrony at September 30, 2015	(16,589)
Accumulated other comprehensive loss	(24)
Estimated transaction costs	(102)
Pro forma net gain as of September 30, 2015	$3,668

The pro forma net gain, which would be reflected in discontinued operations in GE's consolidated statement of earnings, has not been reflected in the unaudited pro forma condensed consolidated statements of earnings.
The amount of the actual gain may differ materially from the pro forma net gain set forth above based on factors including GE's carrying value of Synchrony at the time the Exchange was consummated (which carrying value would be expected to increase as GE recognizes its share of Synchrony's earnings through the closing of the Exchange).